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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report dated April 20, 1998 except for Note 8 as to which the date is June 23, 1998, in the Registration Statement on Form S-4 and related Prospectus of Wendt-Bristol Diagnostics Company L.P. (A Limited Partnership).



                                                      /s/ HAUSSER + TAYLOR LLP



Columbus, Ohio

February 1, 1999